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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00825

American Growth Fund, Inc.
1917 Market Street
Denver, Colorado 80202

303-626-0600
800-525-2406

Date of fiscal year end: 07/31/2011
Date of reporting period: 07/31/2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory,disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


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Item 1 Reports to Stockholders
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(cover, photograph)

American Growth Fund, Inc.
Series One Annual Report
for the year ended July 31, 2011

                                                               cover page 1
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(photograph)
September 22, 2011


Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Annual Report for the twelve months ended July 31, 2011.

Investment Strategy
We use a fundamental top down approach to manage your portfolio. First we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current economy. From that our objective is to choose the best companies in those industries. Many of the stocks in your portfolio are household names that you will easily recognize.

Performance Overview
Your American Growth Fund Series One Class A Shares delivered you a 2.75% return over the past twelve months. Additionally, long term performance data can be found on page 29 of this report. Past performance is no guarantee of future results.

Manager's Discussion
Since July the stock markets of the world have shown a great deal of volatility and a sharp decline in value driven, in part, by the fear that the American economy will do a double dip recession and worries about European Debt and Banks. The GDP (Gross Domestic Product) which is a measure of our growth, only rose .4% in the first quarter and 1.3% in the second quarter1. Some of the weakness of the GDP can be traced to a run-up in oil as a result of the Libyan crises and the Japanese Earthquake. We do see some positives for the economy. They include the ratio of business inventories to sales returning to normal and credit is easier to come by, which will stimulate the economy.

I have a great deal of confidence in that we are coming out of our economic slowdown even though revitalization is at a much lower rate than anticipated. The economy seems to be recovering from the recession, although unevenly which is just one of the challenges facing us. A huge budget deficit, unemployment, and the management thereof by the federal, state and local governments are just a few areas we are watching closely. The problems in the European market, especially Greece and Italy and IMF ability to manage these events are also some of the areas we are monitoring closely. These events, and how they are managed by the governments involved, will help to shape the economy in both the short term as well as the long term. I believe that the United States economy is not only recovering but may outperform the overall world economy. There may be some short term corrections and adjustments in the overall economy yet to come and the markets may


1. Gross Domestic Product data:
http://www.bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm

                                                        Series One - Page 2
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react. Accordingly, in the next 6 months, we may see the markets move to compensate for the world economic environment.


The position of your portfolio should take advantage of the current economic outlook. Of course this may be adjusted as economic trends emerge. Industry leaders in the past twelve months ended July 31, 2011 are:

- semiconductor capital equipment industry increased by 11.53%,
- computers and peripherals industry increased by 11.06%,
- entertainment industry increased by 10.35%.

-My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303 626-0600.

American Growth Fund wishes you A Good Future!


Sincerely,

/s/ Robert Brody
Robert Brody


1. Gross Domestic Product data:
http://www.bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm

                                                        Series One - Page 3
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How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2011

	                                                             Market
Description of Security                                Shares         Value

COMMON STOCK

Computer & Peripherals Industry  12.95%
EMC Corp.*.............................................31,100	  $ 811,088
   (Designs, manufactures, markets, and supports high
   performance storage products for selected mainframe
   and open computing systems.)
Hewlett Packard Company................................15,640	    549,902
   (A designer and manufacturer of precision electronic
   products.)
Cisco Systems..........................................34,400	    549,368
   (The leading supplier of high-performance inter-              ----------
   networking products.)                                          1,910,358

Drug  9.64%
Cephalon Inc.*.........................................10,350	    827,379
   (A biopharmaceutical company which develops and
   markets products to treat neurological and sleep
   disorders, cancer and pain.)
Medicines Co*..........................................13,870	    207,773
   (Operates as a global pharmaceutical company with a
   focus on advancing the treatment of critical care
   patients.)
Bristol-Myers Squibb Company............................7,160	    205,206
   (Engages in discovering, developing and delivering
   medicines that help patients prevail over serious
   diseases.)
Parexel Intl Corp*......................................8,860	    181,896
   (Provides clinical research, medical communications,          ----------
   and consulting services.)                                      1,422,254



*Non-income producing security
See accompanying notes to financial statements.
                                                        Series One - Page 4
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How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2011

	                                                             Market
Description of Security                                Shares         Value

Diversified Company Industry  8.83%
General Electric.......................................36,410	  $ 652,103
   (One of the largest & most diversified industrial
   companies.)
Chemed Corp............................................10,700	    650,667
   (The nation's leading provider of plumbing and                ----------
   drain services throughout North America.)                      1,302,770

Machinery Industry  8.35%
Middleby Corp*..........................................7,820	    660,634
   (Develops, manufactures, markets and services
   equipment used for commercial food cooking,
   preparation, and processing.)
Flowserve Corp..........................................5,750	    571,435
   (Makes, designs and markets fluid-handling equipment
   (pumps, valves and mechanical seals) for industries           ----------
   that use difficult-to-handle or corrosive fluids.)		  1,232,069

Computer Software and Services Industry  5.70%
Fair, Isaac & Co.......................................28,260	    840,735
   (Provides decision-making solutions to clients in             ----------
   the financial services, telecommunications and retail industries.)

Railroad  5.66%
Kansas City Southern*..................................14,080	    835,648
   (A holding company that has railroad investments in           ----------
   the U.S., Mexico and Panama.)

Entertainment Industry  5.26%
Time Warner, Inc.......................................22,080	    776,333
   (A leading internet/media provider.)		                 ----------



*Non-income producing security
See accompanying notes to financial statements.
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How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2011

	                                                             Market
Description of Security                                Shares         Value

Cable TV Industry   5.13%
Time Warner Cable......................................10,320	  $ 756,559
   (The second largest cable operator in the U.S.)	         ----------

Pharmacy Services  5.10%
Walgreens Co...........................................19,270	    752,301
   (The nation's second largest drug retail chain and            ----------
   distributor.)

Insurance Industry  4.96%
AXA ADS................................................39,120	    731,544
   (The holding company of an international group of             ----------
   insurance and related financial services.)

Beverage Industry  4.84%
Cott Corp*.............................................86,100	    713,769
   (A non-alcoholic beverage company that engages in             ----------
   the production, packaging and distribution of retailer brand and branded bottled and canned soft drink in North America and internationally.)

Semiconductor Industry  4.78%
Intel Corp.............................................31,600	    705,628
   (A leading manufacturer of integrated circuits.)	         ----------

Semiconductor Capital Equipment  4.74%
Teradyne, Inc.*........................................51,870	    699,726
   (The world's largest producer of automated test               ----------
   equipment for semiconductors.)

Biotechnology Industry  4.66%
Amgen Inc.*............................................12,580	    688,126
     (Utilizes biotechnology to develop human                    ----------
     pharmaceutical products.)

*Non-income producing security
See accompanying notes to financial statements.
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How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
July 31, 2011

	                                                             Market
Description of Security                                Shares         Value

Wireless Networking Industry  4.01%
Network Appliance, Inc.*...............................12,460	  $ 592,099
   (A leading supplier of network attached data storage          ----------
   and access devices, called filers.)

Oilfield Services & Equipment  3.74%
RPC, Inc...............................................11,940	    282,023
   (Provides a range of oilfield services and equipment
   to the oil and gas companies primarily in the
   United States.)
Complete Production Services, Inc.*.....................6,920	    269,049
   (Provides specialized services and produces and
   develops hydrocarbon reserves for oil and gas
   companies primarily in North America and Southeast            ----------
   Asia.)	                                                    551,072

Medical Supplies  1.21%
Hill-Rom Holdings, Inc..................................4,800	    178,992
   (Provides medical technologies and related services           ----------
   for the Health Care Industry in the United States and internationally.)


Total Common Stocks (cost $14,058,504).................99.56%    14,689,983
                                                                 ----------
Total Investments, at Market Value (cost $14,058,504)..99.56%	 14,689,983
Cash and Receivable, Less Liabilities...................0.44%	     65,419
                                                       --------------------
Net Assets.............................................100.00%	$14,755,402
                                                       --------------------


*Non-income producing security
See accompanying notes to financial statements.
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Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2011

ASSETS:
Investments, at market value (cost $14,058,504)................$ 14,689,983
Cash................................................................106,037
Receivables:
   Shares of beneficial interest sold...................................440
   Dividends and Interest ............................................2,587
                                                               ------------
Total assets.....................................................14,799,047
                                                               ------------
LIABILITIES:
Shares of beneficial interest redeemed...............................21,006
12b-1 fees............................................................4,335
Management fee.......................................................13,240
Other accrued expenses................................................5,064
                                                               ------------
Total liabilities....................................................43,645
                                                               ------------
NET ASSETS.....................................................$ 14,755,402
                                                               ============
COMPOSITION OF NET ASSETS:
Paid-in capital................................................$ 37,557,574
Accumulated net realized loss from investment transactions......(23,433,651)
Net unrealized appreciation of investments..........................631,479
                                                               ------------
Net assets.....................................................$ 14,755,402
                                                               ============
NET ASSET VALUE PER SHARE:
Class A Shares:
   Net asset value and redemption price per share (based on
   net assets of $4,516,532 and 1,725,856 shares of
   beneficial interest outstanding)	                             $ 2.62
   Maximum offering price per share (net asset value plus
   sales charge of 5.75% of offering price) 	                     $ 2.78
Class B Shares:
   Net asset value, redemption price and offering price per
   share (based on net assets of $969,347 and 414,010 shares
   of beneficial interest outstanding)	                             $ 2.34
Class C Shares:
   Net asset value, redemption price and offering price per
   share (based on net  assets of $2,471,552 and 1,060,868
   shares of beneficial interest outstanding)	                     $ 2.33
Class D Shares:
   Net asset value and redemption price per share (based on
   net assets of $6,797,971 and 2,495,075 shares of
   beneficial interest outstanding)	                             $ 2.72
   Maximum offering price per share (net asset value plus
   sales charge of 5.75% of offering price)  	                     $ 2.89


See accompanying notes to financial statements.
                                                        Series One - Page 8
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Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2011


INVESTMENT INCOME:
   Dividends/Interest (Net of $10,325 foreign withholding tax)....$ 157,875
                                                               ------------
Total investment income.............................................157,875
	                                                       ------------
EXPENSES:
Investment advisory fees (Note 4)...................................163,753
Administration expenses (Note 4)....................................122,935
Transfer agent, shareholder servicing and data processing
fees (Note 4)........................................................93,115
Accounting Fees (Note 4).............................................66,854
Rent expense (Note 4)...............................................101,624
Custodian fees ......................................................11,803
Professional fees....................................................47,207
Registration and filing fees (Note 1):
   Class A...........................................................12,037
   Class B............................................................3,278
   Class C............................................................6,561
   Class D...........................................................17,191
Shareholder reports...................................................3,474
Distribution and service fees:
   Class A...........................................................15,443
   Class B...........................................................12,791
   Class C...........................................................27,296
Directors fees (Note 4)...............................................7,783
Other expenses......................................................108,164
                                                               ------------
Total expenses......................................................821,309
                                                               ------------
Net Investment Loss................................................(663,434)
                                                               ------------
REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized loss on investments.................................(5,431,995)
Net change in unrealized appreciation on investments..............6,595,548
                                                               ------------
Net gain on investments...........................................1,163,553
                                                               ------------
Net increase in net assets resulting from operations..............$ 500,119
                                                               ============


See accompanying notes to financial statements.
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Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENTS OF CHANGES IN NET ASSETS






Year Ended
July 31, 2011


Year Ended  July 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss...............................$ (663,434)    $ (727,576)
Net realized loss on investments..................(5,431,995)    (5,833,684)
Net change in unrealized appreciation/depreciation
on investments.....................................6,595,548      7,080,308
Net increase in net assets resulting from        --------------------------
operations ..........................................500,119	    519,048

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease)  in net assets resulting
from beneficial interest transactions (Note 2):
   Class A..........................................(495,705)	     35,251
   Class B..........................................(603,046)	   (671,095)
   Class C..........................................(346,006)	   (281,232)
   Class D..........................................(621,902)	   (858,169)
Net change in net assets derived from beneficial --------------------------
interest transactions.............................(2,066,659)	 (1,775,245)
                                                 --------------------------
Total decrease....................................(1,566,540)	 (1,256,197)
Net Assets - Beginning of year....................16,321,942	 17,578,139
                                                 --------------------------
Net Assets - End of year........................$ 14,755,402   $ 16,321,942
                                                 ==========================


See accompanying notes to financial statements.
                                                       Series One - Page 10
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Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

					   Class A
					   Year Ended July 31,

	                                   2011   2010   2009   2008   2007
Per Share Operating Data:                  ----   ----   ----   ----   ----
Net Asset Value,
   Beginning of Period....................$2.55	 $2.49  $2.99  $3.44  $2.98
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Income (loss) from investment operations:
Net investment loss.......................(0.12) (0.11)	(0.10) (0.12) (0.09)
Net realized and unrealized gain (loss)....0.19	  0.17	(0.40) (0.33)  0.55
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Total income (loss) from investment
operations ................................0.07   0.06 	(0.50) (0.45)  0.46
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Net Asset Value, End of Period............$2.62	 $2.55	$2.49  $2.99  $3.44
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Total Return at Net Asset Value1...........2.8%	  2.4%(16.7)%(13.1)%  15.4%
Ratios/Supplemental Data:
Net assets, end of period (in thousands).$4,517	$4,853 $4,706 $5,953 $7,674
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Ratio to average net assets:
Net investment loss.....................(4.03)%(3.99)%(4.12)%(3.37)%(2.83)%
Expenses..................................4.99%	 4.80%	5.11%  4.08%  3.67%
Portfolio Turnover Rate2...................140%	    8%	  12%	 18%	 0%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2011, aggregated $22,039,736 and $24,810,463, respectively.


See accompanying notes to financial statements.
                                                       Series One - Page 11
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Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

					   Class B
					   Year Ended July 31,

	                                   2011   2010   2009   2008   2007
Per Share Operating Data:                  ----   ----   ----   ----   ----
Net Asset Value,
   Beginning of Period....................$2.29	 $2.25	$2.72  $3.16  $2.75
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Income (loss) from investment operations:
Net investment loss.......................(0.15) (0.13)	(0.11) (0.14) (0.12)
Net realized and unrealized gain (loss)....0.20   0.17  (0.36) (0.30)  0.53
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Total income (loss) from investment
operations.................................0.05   0.04  (0.47) (0.44)  0.41
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Net Asset Value, End of Period............$2.34	 $2.29	$2.25  $2.72  $3.16
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Total Return at Net Asset Value1...........2.2%	  1.8%(17.3)%(13.9)%  14.9%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...$969	$1,523 $2,124 $3,408 $5,318
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Ratio to average net assets:
Net investment loss.....................(4.75)%(4.70)%(4.81)%(4.05)%(3.57)%
Expenses..................................5.71%	 5.51%	5.79%  4.77%  4.39%
Portfolio Turnover Rate2...................140%	    8%	  12%	 18%	 0%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2011, aggregated $22,039,736 and $24,810,463, respectively.

See accompanying notes to financial statements.
                                                       Series One - Page 12
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Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

					   Class C
					   Year Ended July 31,

	                                   2011   2010   2009   2008   2007
Per Share Operating Data:                  ----   ----   ----   ----   ----
Net Asset Value,
   Beginning of Period....................$2.28  $2.24  $2.72  $3.15  $2.75
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Income (loss) from investment operations:
Net investment loss.......................(0.12) (0.12) (0.10) (0.13) (0.11)
Net realized and unrealized gain (loss)....0.17   0.16  (0.38) (0.30)  0.51
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Total income (loss) from investment
operations.................................0.05   0.04  (0.48) (0.43)  0.40
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Net Asset Value, End of Period............$2.33	 $2.28	$2.24  $2.72  $3.15
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Total Return at Net Asset Value1...........2.2%   1.8%(17.7)%(13.7)%  14.6%
Ratios/Supplemental Data:
Net assets, end of period (in thousands).$2,472	$2,750 $2,960 $3,986 $5,350
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Ratio to average net assets:
Net investment loss.....................(4.69)%(4.70)%(4.82)%(4.07)%(3.56)%
Expenses..................................5.68%	 5.50%	5.81%  4.78%  4.39%
Portfolio Turnover Rate2...................140%	    8%	  12%	 18%	 0%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2011, aggregated $22,039,736 and $24,810,463, respectively.


See accompanying notes to financial statements.
                                                       Series One - Page 13
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Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

					   Class D
					   Year Ended July 31,

	                                   2011   2010   2009   2008   2007
Per Share Operating Data:                  ----   ----   ----   ----   ----
Net Asset Value,
   Beginning of Period....................$2.64	 $2.57	$3.08  $3.54  $3.05
---------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss.......................(0.11) (0.11)	(0.09) (0.10) (0.09)
Net realized and unrealized gain (loss)....0.19   0.18  (0.42) (0.36)  0.58
---------------------------------------------------------------------------
Total income (loss) from investment
operations.................................0.08   0.07  (0.51) (0.46)  0.49
---------------------------------------------------------------------------
Net Asset Value, End of Period............$2.72  $2.64  $2.57  $3.08  $3.54
---------------------------------------------------------------------------
Total Return at Net Asset Value1...........3.0%   2.7%(16.6)%(13.0)%  16.1%
Ratios/Supplemental Data:
Net assets, end of period (in thousands).$6,798	$7,195 $7,789$10,024$12,374
---------------------------------------------------------------------------
Ratio to average net assets:
Net investment loss.....................(3.73)%(3.69)%(3.82)%(3.06)%(2.55)%
Expenses..................................4.69%	 4.50%  4.81%  3.78%  3.36%
Portfolio Turnover Rate2...................140%	    8%	  12%	 18%	 0%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2011, aggregated $22,039,736 and $24,810,463, respectively.

See accompanying notes to financial statements.
                                                       Series One - Page 14
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Notes to Financial Statements
American Growth Fund, Inc. Series One

1.  Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a Maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the 1st 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund. Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2011, the Fund decreased its net investment loss by $663,434, decreased accumulated net realized loss from investment transactions by $1,915,926 and decreased paid-in capital by $2,579,360. Investment Valuation - Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund's 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                                                       Series One - Page 15
---------------------------------------------------------------------------

Notes to Financial Statements
American Growth Fund, Inc. Series One

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Securities Valuations - As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used, as of July 31, 2011, in valuing the Fund's assets carried at fair value:

Equity		Level 1	        Level 2	  Level 3   Total
Common Stock	$ 14,689,983	0	  0	$   14,689,983

The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2011.
Recent Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level
2 fair value measurements. The new and revised disclosures are effective for interim
                                                       Series One - Page 16
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Notes to Financial Statements
American Growth Fund, Inc. Series One

and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
Regulated Investment Company Modernization Act. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed by the President. The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.
Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.
2.  Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
                       Year Ended                  Year Ended
		      July 31, 2011              July 31, 2010
	          Shares        Amount        Shares        Amount
------------------------------------------------------------------------
Class A:
Sold	          587,035	$ 1,580,039   397,762	    $ 1,058,571
Dividends and
distributions
reinvested	        -	          -	    -	              -
Redeemed	 (765,332)	 (2,075,744) (386,738)	     (1,023,320)
Net increase     -------------------------------------------------------
(decrease)	 (178,297)	$  (495,705)   11,024       $    35,251
========================================================================
Class B:
Sold	            1,856	$     4,322    24,673	    $    58,246
Dividends and
distributions
reinvested	        -	          -	    -	              -
Redeemed	 (251,371)	   (607,368) (303,799)	       (729,341)
                 -------------------------------------------------------
Net decrease	 (249,515)	$  (603,046) (279,126)	    $  (671,095)
========================================================================
Class C:
Sold	          200,476	$   477,422   200,592	    $   479,050
Dividends and
distributions
reinvested	        -	          -	    -	              -
Redeemed	 (343,395)	   (823,428) (316,048)	       (760,282)
                 -------------------------------------------------------
Net decrease	 (142,919)	$  (346,006) (115,456)	    $  (281,232)
========================================================================
Class D:
Sold	           31,576	$    86,924     5,345	    $    15,260
Dividends and
distributions
reinvested	        -	          -	    -	              -
Redeemed	 (256,907)	   (708,826) (313,766)	       (873,429)
                 -------------------------------------------------------
Net decrease	 (225,331)	$  (621,902) (308,421)	    $  (858,169)
========================================================================

                                                       Series One - Page 17
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Notes to Financial Statements
American Growth Fund, Inc. Series One

3.  Realized and Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2011 was $17,707,888. Net unrealized depreciation on investments of $3,017,905, based on identified tax cost as of July 31, 2011, was comprised of gross appreciation of $603,599 and gross depreciation of $3,621,504. The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.
4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.
Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.
For the year ended July 31, 2011 commissions and sales charges paid by investors on the purchase of Fund shares totaled $5,354 of which $829 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's
Class B and C shares totaled $4,781. For the year ended July 31, 2011, WCB received contingent deferred sales charges of $2,613 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.
Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2011, the Fund paid directors' fees and expenses of $7,783. For the year ended July 31, 2011, under an agreement with IRC, the Fund was charged $144,888 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $101,624 by an affiliated company of IRC for the rental of office space.
Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund's fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund's transfer agent and dividend disbursing agent.
For the year ended July 31, 2011, the Fund incurred $66,854 and $93,115 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of Commonwealth Shareholder Services, Inc.
5.  Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
At July 31, 2011, the Fund had available for federal income tax purposes an unused capital loss carryover of $18,563,755, of which $1,926,517 expires 2012, $2,254,368 expires 2013, $617,552 expires 2015, $3,656,587 expires
2016, $283,470 expires 2017, $6,557,816 expires in 2018 and $3,267,445 expires 2019. $1,915,926 of unused capital loss carry forward expired in 2011 and was reclassed to paid-in capital.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
As of July 31, 2011 the components of distributable losses on a tax basis were as follows:
	Capital loss carry forward	 (18,563,755)
	Unrealized depreciation	          (3,017,905)
	Post October Loss		  (1,220,512)
	                                 ------------
	                                 (22,802,172)
                                         ============

                                                       Series One - Page 18
---------------------------------------------------------------------------

Notes to Financial Statements
American Growth Fund, Inc. Series One

6.  Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

                                                       Series One - Page 19
---------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors and
Shareholders of American Growth Fund, Inc.


We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc. Series One (the "Fund"), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of
material misstatement.   The Fund is not required to have, nor were we
engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.   Our procedures included confirmation of
securities owned as of July 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall
financial statement presentation.   We believe that our audits provide a
reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 23, 2011

                                                       Series One - Page 20
---------------------------------------------------------------------------

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 1, 2010 and held for the twelve months ended July 31, 2011.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the twelve months ended July 31, 2011

		Actual
		Total Return
		Without		Beginning	Ending		Expenses
		Sales		Account		Account		Paid During
		Charges(1)	Value		Value	     	The Year(2)
Class A		2.75%		$1,000.00	$1,027.50	$50.59
Class B		2.18%		$1,000.00	$1,021.90	$57.73
Class C		2.19%		$1,000.00	$1,022.00	$57.42
Class D		3.03%		$1,000.00	$1,030.30	$47.61
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class
B or C Shares.
(2) Expenses are equal to the annualized expense ratio of 4.99%, 5.71%, 5.68% and 4.69% for the Fund's Class A, B, C, and D shares, respectively, multiplied by the average account value over the year.

Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                       Series One - Page 21
---------------------------------------------------------------------------

For the twelve months ended July 31, 2011

                Hypothetical
                Annualized      Beginning       Ending        	Expenses
                Total          	Account         Account      	Paid Expenses
                Return          Value           Value      	The Year(1)
Class A		5.00%		$1,000.00	$1000.10	$49.90
Class B		5.00%		$1,000.00	$992.90		$56.90
Class C		5.00%		$1,000.00	$993.20		$56.61
Class D		5.00%		$1,000.00	$1,003.10	$46.97
(1) Expenses are annualized expense ratio of 4.99%, 5.71%, 5.68% and 4.69% for the Fund's Class A, B, C, and D shares, respectively, multiplied by the average account value over the year.

Allocation of Portfolio Assets
(Calculated as a percentage of Net Assets)

July 31, 2011

	Sector Breakdown

	Computer & Peripherals Industry		 12.95%
	Drug					  9.64%
	Diversified Company Industry		  8.83%
	Machinery Industry			  8.35%
	Computer Software and Services Industry   5.70%
	Railroad				  5.66%
	Entertainment Industry			  5.26%
	Cable TV Industry			  5.13%
	Pharmacy Services			  5.10%
	Insurance Industry			  4.96%
	Beverage Industry			  4.84%
	Semiconductor Industry			  4.78%
	Semiconductor Capital Equipment	  	  4.74%
	Biotechnology Industry			  4.66%
	Wireless Networking Industry		  4.01%
	Oilfield Services/Equipment		  3.74%
	Medical Supplies			  1.21%
	-----------------------------------------------
	Investments - Common Stocks	         99.56%
	Cash and Receivables, less Liabilities	  0.44%
	-----------------------------------------------
	Total Net Assets		        100.00%
        ===============================================


NOTICE TO SHAREHOLDERS at July 31, 2011 (Unaudited)
How to Obtain a Copy of the Fund's Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC's website at http://www.sec.gov.

                                                       Series One - Page 22
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How to Obtain a Copy of the Fund's Proxy Voting Records for the 12-Month
Period
Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The
Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund's Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

------------------------------------
Name, Address, and Age
Position(s) Held with Fund
Term of Office1 and Length of Time Served
Principal Occupation(s) During Past 5 Years
Number of Portfolios in Fund Complex Overseen by Director
Other Directorships Held by Director for the Past Five Years
------------------------------------
Robert Brody (84),1917 Market Street, Denver, Colorado
President, Director
Since August 1958
See below for affiliations with Investment Research Corporation (the
   Adviser or IRC) and Distributor
2
World Capital Brokerage, Inc., Investment Research Corporation
------------------------------------
John Pasco III (62), 8730 Stony Point Parkway, Suite 205, Richmond, VA Director and Audit Committee Member
Since December 2006
Mr. Pasco is Treasurer of Commonwealth Shareholder Services, Inc., a mutual fund administrator; President of First Dominion Capital Corp., a
2
Director of Commonwealth Shareholder Services, Inc., Director of First Dominion Capital Corp., Director of Fund Services, Inc., Director of

                                                       Series One - Page 23
---------------------------------------------------------------------------

   Broker Dealer; President of Fund Services, Inc., a transfer and disbursing agent; President and Treasurer of Commonwealth Capital
   Management, Inc.,    a Registered Investment Adviser; President of
   Commonwealth Capital Management, LLC, a Registered Investment Advisor; President of Commonwealth Fund Accounting, Inc.; and President and Director of The World Insurance Trust, a registered investment company.

   Commonwealth Fund Accounting, Inc.

                                                       Series One - Page 24
---------------------------------------------------------------------------

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age
Position(s) Held with Fund
Term of Office1 and Length of Time Served
Principal Occupation(s) During Past 5 Years
Number of Portfolios in Fund Complex Overseen by Director
Other Directorships Held by Director for the Past Five Years
------------------------------------
Eddie R. Bush (70), 1400 W. 122nd Ave., Suite 100, Westminster, Colorado Director and Audit Committee Member (financial expert)
Since September 1987
Certified Public Accountant
2
None
------------------------------------
Harold Rosen (82), 1 Middle Road, Englewood, CO
Director
Since December 1995
Owner of Bi-Rite Furniture Stores.
2
None
------------------------------------
Dr. Brian Brody (56)*, 6901 S. Pierce St. Suite #100M, Littleton, CO
Director
Since June 2008
Doctor of Professional Psychology
2
None
------------------------------------
Timothy E. Taggart (57), 1917 Market Street, Denver, CO
Treasurer
Since April 2004
Principal financial and accounting officer, employee of Adviser since 1983.
   See below for affiliation with Distributor.
N/A
N/A
------------------------------------
Michael L. Gaughan (41), 2001 Avenue D, Scottsbluff, NE
Secretary
Since September 2004
Employee of the Fund since 1995.
N/A
N/A
------------------------------------
1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Robert Brody and John Pasco III are "interested persons" of the Fund as defined by the Investment Company Act of 1940 because of the following position which they hold.

Robert Brody is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
John Pasco III is the Treasurer and a Director of Commonwealth Shareholder Services, Inc., the Fund's administrator. President and Director of Fund Services, Inc., the Fund's transfer agent, and President and Director of Commonwealth Fund Accounting, Inc., the Fund's accounting service agent.

                                                       Series One - Page 25
---------------------------------------------------------------------------

Timothy E. Taggart is a director and secretary of the Distributor and director of Investment Research Corporation.
None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on September 22, 2011, the board of trustees (the "Board") considered and approved the continuance of the investment advisory agreement (the "Advisory Agreement") with Investment Research Corp. (the "Advisor") pertaining to the American Growth Fund (the "Fund") for a period ending October 15, 2012. Prior to the meeting, the Board had requested detailed information from the Advisor regarding the Fund. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor's specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the ongoing Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Fund and the Advisor, as well as the Board's knowledge of the Advisor's operations. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.
2.	The Fund's historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, in comparison to the Standard and Poors
        500 and in comparison to its peers.
The Board noted the Fund's Class A shares underperformed when compared to its peers and the S&P this past year, however, they noted the adverse investing environment and that long term performance compared well to the S&P and outperformed the Fund's peer group. The Board was presented details regarding the Fund's performance by the Advisor and concluded that the fund was operating within the parameters of the Fund's Objective as described in the Prospectus and that the advisor's overall performance was satisfactory.
3.	The costs of the services to be provided by the Advisor and the structure of the Advisor's fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board held a discussion and concluded that based on past performance and the Advisor's commitment to the betterment of the Fund that the fees and expenses associated with the Advisor were acceptable.
It was also noted that the Fund's advisory fees were at an acceptable level. After taking into account all waivers and reimbursements, the Board concluded that the advisory fees paid to the Advisor were fair and reasonable in light of comparative performance and expenses.
4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund's expense ratio begins to show signs of reduction. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.
5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board considered the 12b-1 fees paid to the Advisor and to affiliates for the sale and distribution of shares and shareholder service fees paid to the advisor and underwriter as well as other fees paid to affiliates. After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and

                                                       Series One - Page 26
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        that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement. The Board based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund's shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Value Line Composite Index. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

                                                       Series One - Page 27
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	         A	 B	 C	 D	 Value Line Composite Index
7/31/2001	 10,000  10,000  10,000  10,000  10,000
7/31/2002	 5,481 	 5,420 	 5,420 	 5,513 	 7,200
7/31/2003	 6,755 	 6,610 	 6,610 	 6,796 	 8,056
7/31/2004	 6,654 	 6,477 	 6,477 	 6,721 	 9,154
7/31/2005	 7,648 	 7,376 	 7,350 	 7,703 	 10,774
7/31/2006	 7,597 	 7,270 	 7,270 	 7,677 	 10,614
7/31/2007	 8,769 	 8,354 	 8,328 	 8,911 	 12,118
7/31/2008	 7,622 	 7,191 	 7,191 	 7,753 	 9,667
7/31/2009	 6,348 	 5,949 	 5,922 	 6,469 	 7,651
7/31/2010	 6,501 	 6,054 	 6,028 	 6,645 	 8,206
7/31/2011	 6,679 	 6,187 	 6,160 	 6,847 	 9,508

                                                       Series One - Page 28
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On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its
Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2011. For current performance figures please call 1-800-525-2406.
					5 years		10 years
			1 year		annualized	annualized
Class D without load	3.03%		-2.26%		-3.72%
Class D with load*	-2.86%		-3.44%		-4.30%
Class A without load	2.75%		-2.54%		-3.96%
Class A with load*	-3.32%		-3.68%		-4.52%
Class B without load	2.18%		-3.18%		-4.69%
Class C without load	2.19%		-3.26%		-4.73%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.

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TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point
Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928
Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202 UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1917 Market Street, Denver, CO 80202

OFFICERS AND DIRECTORS INVESTMENT ADVISORS
Robert Brody President and Director
Timothy E. Taggart Treasurer
Eddie R. Bush Director
Harold Rosen Director
John Pasco III Director
Dr. Brian Brody Director
Michael L. Gaughan Secretary

Investment Research Corporation
1917 Market Street
Denver, CO 80202
OFFICERS AND DIRECTORS
Robert Brody President, Treasurer, and Director
Timothy E. Taggart Executive Vice President and Director
Michael L. Gaughan Secretary

9/2011

                                                    Series One - Back Cover
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